UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 18, 2019

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive,

Sandusky, Ohio 44870-5259

(419) 626-0830

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Depository Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

In connection with a private offering of $500 million aggregate principal amount of senior notes due 2029 (the “Notes”) by Cedar Fair, L.P. (“Cedar Fair”) and its wholly owned subsidiaries Magnum Management Corporation (“Magnum”), Canada’s Wonderland Company (“Cedar Canada”) and Millennium Operations LLC (“Millennium” and, collectively, with Cedar Fair, Magnum and Cedar Canada, the “Issuers”), the Issuers are disclosing certain information to prospective investors in a preliminary offering memorandum dated June 18, 2019 (the “Preliminary Offering Memorandum”).

Pursuant to Regulation FD, Cedar Fair is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the sections captioned “Summary—Long range strategy initiatives” and “Summary—Recent developments” from the Preliminary Offering Memorandum.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in Cedar Fair’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 8.01	Other Events.

On June 18, 2019, Cedar Fair issued a news release announcing that it, together with the other Issuers, commenced a private offering of the Notes.

Cedar Fair intends to use the net proceeds of the offering for the proposed acquisition of Schlitterbahn Waterparks and Resorts, the purchase of the land upon which California’s Great America amusement park is located, the payment of related fees and expenses and for general corporate purposes and repayment of a portion of Cedar Fair’s senior secured revolving credit facility. The news release related to this announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from Cedar Fair, L.P., Magnum Management Corporation, Canada’s Wonderland Company and Millennium Operations LLC’s preliminary offering memorandum dated June 18, 2019.

99.2	Text of news release issued by Cedar Fair on June 18, 2019, regarding the commencement of a private offering of the Notes.

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2019	CEDAR FAIR, L.P.

By: Cedar Fair Management, Inc., General Partner

	By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and Chief Financial Officer